                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) March 21, 2001.

                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)



    British Columbia, Canada               0-18429               98-0121376
  ----------------------------    -----------------------   -------------------
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                    Identification No.)



         4126 Norland Avenue, Burnaby, British Columbia        V5G 3S8
--------------------------------------------------------------------------------
            (Address of principal executive offices)          (zip code)



Registrant's telephone number, including area code          604-299-9321
                                                   -----------------------------



                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)




                                                      Exhibit Index is on page 3
                                                                     Page 1 of 9

ITEM 5.     OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

THE LOEWEN GROUP INC.

Consolidated Statements of Operations and Deficit
All amounts expressed in thousands of U.S. dollars except per share amounts

                                                                    THREE MONTHS ENDED                      YEAR ENDED
                                                                        DECEMBER 31                         DECEMBER 31
                                                               -----------------------------       -----------------------------
                                                                   2000              1999              2000             1999
                                                               -----------       -----------       -----------       -----------
Revenue
        Funeral                                                $   144,411       $   146,892       $   580,204       $   605,029
        Cemetery                                                    47,704            53,305           220,613           324,019
        Insurance                                                   22,046            22,667            95,245            94,101
                                                               -----------       -----------       -----------       -----------

                                                                   214,161           222,864           896,062         1,023,149
Costs and expenses
        Funeral                                                    103,289           104,505           410,630           413,811
        Cemetery                                                    38,169            61,594           171,177           271,077
        Insurance                                                   21,428            17,368            79,837            73,727
                                                               -----------       -----------       -----------       -----------

                                                                   162,886           183,467           661,644           758,615
                                                               -----------       -----------       -----------       -----------

                                                                    51,275            39,397           234,418           264,534
Expenses
        General and administrative                                  18,830            25,323            71,356            93,919
        Depreciation and amortization                               14,013            16,976            57,019            64,042
        Provision for asset impairment                              40,245           340,068           132,276           355,180
                                                               -----------       -----------       -----------       -----------
                                                                    73,088           382,367           260,651           513,141
                                                               -----------       -----------       -----------       -----------
Loss from operations                                               (21,813)         (342,970)          (26,233)         (248,607)
Interest on long-term debt (See (1) below)                           2,474             4,932            12,410            87,849
Provision for investment impairment and contingent losses             --              59,247              --              59,247
Reorganization costs                                                20,430            14,434            45,877            92,791
Dividends on preferred securities of subsidiary                       --                --                --               2,971
Other expenses (income)                                              9,779            (8,989)           14,390             5,651
                                                               -----------       -----------       -----------       -----------
Loss before income taxes                                           (54,496)         (412,594)          (98,910)         (497,116)
Income taxes                                                         1,705           (43,905)           13,807           (31,940)
                                                               -----------       -----------       -----------       -----------
Net loss for the period                                        $   (56,201)      $  (368,689)      $  (112,717)         (465,176)
                                                               -----------       -----------       -----------       -----------
Deficit, beginning of period                                    (1,061,433)         (636,228)       (1,004,917)         (539,741)
                                                               -----------       -----------       -----------       -----------
Deficit, end of period                                         $(1,117,634)      $(1,004,917)      $(1,117,634)      $(1,004,917)
                                                               -----------       -----------       -----------       -----------
Basic loss per Common share                                    $     (0.79)      $     (5.00)      $     (1.64)      $     (6.40)


(1) - Contractual interest not recorded on liabilities subject to compromise for the year ended December 31, 2000 - $174,064 (December 31, 1999 - $99,885).

Certain of the comparative figures have been reclassified to conform to the presentation adopted in the current period.

THE LOEWEN GROUP INC.

Consolidated Balance Sheets
All amounts expressed in thousands of U.S. dollars

                                                                      DECEMBER 31       DECEMBER 31
                                                                         2000               1999
                                                                      -----------       -----------
ASSETS
Current assets
                        Cash                                          $   159,090       $    55,166
                        Receivables, net of allowances                    211,799           198,500
                        Inventories                                        35,418            34,850
                        Prepaid expenses                                    9,551            12,332
                                                                      -----------       -----------
                                                                          415,858           300,848

Long-term receivables, net of allowances                                  534,664           577,733
Cemetery property                                                         882,080           923,344
Property and equipment                                                    687,804           799,813
Names and reputations                                                     600,709           650,200
Insurance invested assets                                                 302,515           281,423
Future income tax assets                                                    2,458             5,128
Pre-arranged funeral services                                             427,838           438,541
Other assets                                                              126,980           133,553
                                                                      -----------       -----------
                                                                      $ 3,980,906       $ 4,110,583
                                                                      -----------       -----------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities not subject to compromise
        Current liabilities
                        Accounts payable and accrued liabilities      $   112,387       $    97,637
                        Long-term debt, current portion                    25,598            20,693
                                                                      -----------       -----------
                                                                          137,985           118,330

        Long-term debt, net of current portion                             47,944            70,511
        Other liabilities                                                 399,893           426,019
        Insurance policy liabilities                                      204,727           184,207
        Future income tax liabilities                                     144,570           146,028
        Deferred pre-arranged funeral services revenue                    427,838           438,541

Liabilities subject to compromise                                       2,289,497         2,282,601


Shareholders' equity
                        Common shares                                   1,276,414         1,276,434
                        Preferred shares                                  157,144           157,146
                        Deficit                                        (1,117,634)       (1,004,917)
                        Foreign exchange adjustment                        12,528            15,683
                                                                      -----------       -----------
                                                                          328,452           444,346
                                                                      -----------       -----------
                                                                      $ 3,980,906       $ 4,110,583
                                                                      -----------       -----------

THE LOEWEN GROUP INC.

Consolidated Statements of Cash Flows
All amounts expressed in thousands of U.S. dollars

                                                                             THREE MONTHS ENDED                  YEAR ENDED
                                                                                  DECEMBER 31                     DECEMBER 31
                                                                          -------------------------       -------------------------
                                                                             2000            1999            2000           1999
                                                                          ---------       ---------       ---------       ---------
CASH PROVIDED BY (APPLIED TO)
Operations
   Net loss                                                               $ (56,201)      $(368,689)      $(112,717)      $(465,176)
   Items not affecting cash
        Depreciation and amortization                                        18,045          23,549          73,742          82,212
        Amortization of debt issue costs                                        164             839           3,142           4,929
        Provision for asset impairment                                       40,245         340,068         132,276         355,180
        Provision for investment impairment and contingent losses              --            59,247            --            59,247
        Loss (gain) on disposition of assets and investments                  9,779         (13,518)         14,390           1,122
        Future income taxes                                                      10         (38,076)          1,799         (40,172)
        Equity and other earnings of associated companies                      --             4,529            --             4,529
        Non-cash reorganization costs                                         5,957             567           6,293          59,184
   Other, including net changes in other non-cash balances                    4,653          11,689          28,911         (27,991)
                                                                          ---------       ---------       ---------       ---------
                                                                             22,652          20,205         147,836          33,064
                                                                          ---------       ---------       ---------       ---------
Investing
   Proceeds on disposition of assets and investments                         22,854           4,152          36,119         202,635
   Purchase of property and equipment                                       (10,204)         (9,076)        (24,024)        (39,530)
   Construction of new facilities                                              (990)         (1,693)         (2,468)        (14,974)
   Purchase of insurance invested assets                                    (54,908)        (29,154)       (141,873)       (147,510)
   Proceeds on disposition and maturities of insurance invested assets       44,449          21,012         109,612         130,434
   Business acquisitions                                                       --              (173)           --              (173)
                                                                          ---------       ---------       ---------       ---------
                                                                              1,201         (14,932)        (22,634)        130,882
                                                                          ---------       ---------       ---------       ---------
Financing
   Increase in long-term debt                                                  --              --              --            14,936
   Repayment of long-term debt                                               (3,563)         (5,433)        (20,553)       (140,613)
   Repayment of current indebtedness                                           --           (16,735)           --           (66,222)
   Debt issue costs                                                             228             (69)           (725)         (8,866)
   Preferred share dividends                                                   --              --              --            (2,156)
                                                                          ---------       ---------       ---------       ---------
                                                                             (3,335)        (22,237)        (21,278)       (202,921)
                                                                          ---------       ---------       ---------       ---------
Increase (decrease) in cash during the period                                20,518         (16,964)        103,924         (38,975)

Cash, beginning of period                                                   138,572          72,130          55,166          94,141
                                                                          ---------       ---------       ---------       ---------
Cash, end of period                                                       $ 159,090       $  55,166       $ 159,090       $  55,166
                                                                          ---------       ---------       ---------       ---------

            Exhibit No.   Description

            Exhibit 99    The Loewen Group Inc. Press Release dated March 21,
                          2001.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2001.

                                        THE LOEWEN GROUP INC.



                                        By:      /s/ Peter S. Hyndman
                                               ---------------------------------
                                        Name:    Peter S. Hyndman
                                        Title:   Corporate Secretary

                                  EXHIBIT INDEX





                                                                    Sequential

Number       Exhibit                                                Page Number
------       -------                                                -----------
99           The Loewen Group Inc.                                      4
             Press Release dated March 21, 2001